Exhibit 99.1

Marchex Announces First Quarter 2015 Results

SEATTLE — (BUSINESS WIRE) – May 6, 2015—Marchex, Inc. (NASDAQ:MCHX), a mobile advertising analytics company, today announced its financial results for the first quarter ended March 31, 2015.

“Massive mobile adoption is driving increased offline sales, including phone calls from consumers to businesses. This is creating an increasing gap for enterprise marketers whose top priority is understanding mobile return on ad spend,” said Pete Christothoulou, Chief Executive Officer. “The need for technology solutions to bridge this gap validates our investment in establishing Marchex as the world’s leading mobile advertising analytics company.”

Q1 2015 Financial Highlights

•	GAAP revenue was $42.6 million for the first quarter of 2015, compared to $50.5 million for the first quarter of 2014.

•	GAAP net income from continuing operations was $4.6 million for the first quarter of 2015, compared to GAAP net income from continuing operations of $846,000 for the first quarter of 2014.

•	GAAP net income from continuing operations attributable to common stockholders per diluted share was $0.11 for the first quarter of 2015. This compares to GAAP net income from continuing operations attributable to common stockholders per diluted share of $0.02 for the first quarter of 2014.

	Q1 2015	Q1 2014
GAAP Revenue	$42.6 million	$50.5 million
Call-Driven and related revenue	$35.0 million	$45.5 million
Non-GAAP Results:
Call-Driven Adjusted OIBA[1]	$2.6 million	$2.4 million
Call-Driven Adjusted EBITDA[1]	$3.5 million	$3.3 million
Adjusted OIBA[1]	$7.6 million	$4.7 million
Adjusted EBITDA[1]	$8.5 million	$5.7 million
Archeo Revenue[2]	$7.5 million	$5.0 million
Domain sales	$6.4 million	$1.9 million

•	Adjusted non-GAAP EPS[1] from continuing operations for the first quarter of 2015 was $0.12, compared to $0.08 for the first quarter of 2014.

[1]	Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.
[2]	Includes domain sales recognized in GAAP revenue.

Marchex Q1 2015 and Recent Call-Driven Business Highlights:

•	Revenue. Call-Driven and related revenue was $35.0 million for the first quarter of 2015 compared to $45.5 million for the first quarter of 2014.

Non-Operating Q1 2015 Highlights:

•	Business Update. On April 22, 2015, the Company announced the sale of the bulk of its domain portfolio for aggregate proceeds of $34.8 million, which includes a sale to GoDaddy Inc. for $28.1 million paid in cash at closing plus additional earn-out payments subject to certain sales targets, as well as $6.7 million in direct domain sales by Marchex since January 2015.

•	Dividend Update. Following the previously announced payment of the May 18, 2015 dividend, and with the April sale of the domain assets, the Company is prospectively discontinuing the dividend and intends to use any future cash generated to support strategic flexibility.

•	During the first quarter, Marchex purchased 225,000 shares of its outstanding Class B common stock for a total price of $931,000. This brings Marchex’s total shares repurchased under its November 2014 share repurchase program to 893,000 shares or 2% of its outstanding Class B common stock.

Business Outlook

The following forward-looking statements reflect Marchex’s expectations as of May 6, 2015, and exclude any contribution from Archeo operations, including domain sales, and discontinued operations. Archeo operating results would be additive to our Call-Driven revenue, profitability, and other measures below:

Call-Driven financial guidance for the Second Quarter ending June 30, 2015

Call-Driven Revenue	$34.0 million or more
Call-Driven Adjusted OIBA [1]	$1.0 million or more
Call-Driven Adjusted EBITDA [1]	$2.0 million or more

[1]	These non-GAAP Call-Driven measures assign all Marchex corporate overhead costs to the Call-Driven results. Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday, May 6, 2015 to discuss its first quarter ended March 31, 2015 financial results, and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex is a mobile advertising analytics company that connects online behavior to real-world, offline actions. By linking critical touchpoints in the customer journey, Marchex’s products enable a 360-degree view of marketing effectiveness. Brands and agencies utilize Marchex’s products to transform business performance.

Please visit www.marchex.com, blog.marchex.com or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the Company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of May 6, 2015 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA, Adjusted non-GAAP EPS and Call-Driven and Archeo Adjusted OIBA and EBITDA. In conjunction with the sale of the bulk of Marchex’s domain portfolio and certain related assets in April 2015 (“Divested Assets”), Marchex has also presented Revenue from Divested Assets, Adjusted OIBA and EBITDA from Divested Assets and Archeo Revenue, Adjusted OIBA and EBITDA excluding Divested Assets.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes acquisition and disposition related costs, as this item is not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, amortization of intangible assets from acquisitions and acquisition and disposition related costs. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, and acquisition and disposition related cost. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Call-Driven Adjusted OIBA and EBITDA include the above descriptions of Adjusted OIBA and EBITDA for the Call-Driven segment. The Call-Driven Adjusted OIBA and EBITDA assign all Marchex general corporate overhead costs to the Call-Driven results. Archeo Adjusted OIBA and EBITDA include the above descriptions of Adjusted OIBA and EBITDA for the Archeo segment. Financial analysts and investors may use Adjusted OIBA and EBITDA to help with comparative financial evaluation to make informed investment decisions. Revenue from Divested Assets and Adjusted OIBA and EBITDA from Divested Assets include preliminary estimates of revenue and adjusted OIBA and EBITDA contributed by the Divested Assets. Archeo Revenue, Adjusted OIBA and EBITDA excluding Divested Assets exclude preliminary estimates of revenue and adjusted OIBA and EBITDA contributed by the Divested Assets. Adjusted non-GAAP EPS represents Adjusted non-GAAP net income applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP net income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) acquisition and disposition related costs, (4) interest and other income (expense), (5) discontinued operations, net of tax and (6) dividends paid to participating securities. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

206-331-3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	March 31,
	2014	2015
Revenue	$50,496	$42,575
Expenses:
Service costs (1)	32,354	20,688
Sales and marketing (1)	3,382	3,657
Product development (1)	7,560	7,693
General and administrative (1)	5,361	5,699
Amortization of intangible assets from acquisitions	403	—
Disposition related costs	—	225

Total operating expenses	49,060	37,962

Income from operations	1,436	4,613
Interest expense and other, net	(2)	(25)

Income from continuing operations before provision for income taxes	1,434	4,588
Income tax expense	588	5

Net income from continuing operations	846	4,583
Discontinued operations, net of tax	9	—

Net income	855	4,583
Dividends paid to participating securities	(36)	(19)

Net income applicable to common stockholders	$819	$4,564

Basic and diluted net income per Class A and Class B share applicable to common stockholders	$0.02	$0.11
Dividends paid per share	$0.02	$0.02
Shares used to calculate basic net income per share applicable to common stockholders
Class A	7,741	5,233
Class B	29,035	35,766
Shares used to calculate diluted net income per share applicable to common stockholders
Class A	7,741	5,233
Class B	39,761	41,310
(1) Includes stock-based compensation allocated as follows:
Service costs	$282	$223
Sales and marketing	204	246
Product development	659	579
General and administrative	1,738	1,746

Total	$2,883	$2,794

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	March 31,
	2014	2015
Assets
Current assets:
Cash and cash equivalents	$80,032	$83,658
Accounts receivable, net	25,941	27,943
Prepaid expenses and other current assets	3,143	3,153
Refundable taxes	131	133

Total current assets	109,247	114,887
Property and equipment, net	5,430	5,505
Intangibles and other assets, net	313	367
Goodwill	65,679	65,679

Total Assets	$180,669	$186,438

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$13,766	$13,839
Accrued expenses and other current liabilities	7,515	8,297
Deferred revenue	2,117	1,454

Total current liabilities	23,398	23,590
Other non-current liabilities	1,118	1,016

Total Liabilities	24,516	24,606
Class A common stock	55	55
Class B common stock	373	370
Treasury stock	(2,503)	(3,430)
Additional paid-in capital	348,467	350,493
Accumulated deficit	(190,239)	(185,656)

Total Stockholders’ Equity	156,153	161,832

Total Liabilities and Stockholders’ Equity	$180,669	$186,438

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income from Operations to Operating Income Before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(in thousands)

(unaudited)

	Three Months Ended
	March 31,
	2014	2015
Income from operations	$1,436	$4,613
Stock-based compensation	2,883	2,794
Amortization of intangible assets from acquisitions	403	—

Operating income before amortization (OIBA)	4,722	7,407
Disposition related costs	—	225

Adjusted operating income before amortization (Adjusted OIBA)	$4,722	$7,632

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended
	March 31,
	2014	2015
Net cash provided by operating activities	$8,078	$6,200
Changes in assets and liabilities	(2,984)	2,054
Income tax expense	588	5
Disposition related costs	—	225
Interest expense and other, net	2	24
Loss on discontinued operations, net of tax	(9)	—

Adjusted EBITDA	$5,675	$8,508

Net cash used in investing activities	$(807)	$(877)

Net cash provided by (used in) financing activities	$343	$(1,697)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	March 31,
	2014	2015
Adjusted Non-GAAP EPS from continuing operations	$0.08	$0.12

Net income applicable to common stockholders—diluted (GAAP EPS)	$0.02	$0.11
Shares used to calculate diluted net income per share applicable to common stockholders	39,761	41,310
Net income applicable to common stockholders	$819	$4,564
Stock-based compensation	2,883	2,794
Disposition related costs	—	225
Amortization of intangible assets from acquisitions	403	—
Interest expense and other, net	2	25
Dividends paid to participating securities	36	19
Discontinued operations, net of tax	(9)	—
Estimated impact of income taxes	(1,068)	(2,680)

Adjusted Non-GAAP net income from continuing operations	$3,066	$4,947

Adjusted Non-GAAP EPS from continuing operations	$0.08	$0.12

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	39,761	41,310

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

MARCHEX, INC. AND SUBSIDIARIES

Quarterly Financial Summary Information

(in thousands)

(unaudited)

NON-GAAP MEASURES

Amounts below exclude Discontinued Operations

CONSOLIDATED	Q114	Q214	Q314	Q414	Q115
GAAP Revenue	$50,496	$49,676	$49,181	$33,291	$42,575
Adjusted OIBA	$4,722	$4,791	$4,249	$3,469	$7,632
Adjusted EBITDA	$5,675	$5,692	$5,155	$4,380	$8,508

CALL-DRIVEN AND RELATED	Q114	Q214	Q314	Q414	Q115
GAAP Revenue	$45,492	$45,857	$46,379	$30,323	$35,029
Adjusted OIBA	$2,411	$2,897	$3,279	$2,512	$2,631
Adjusted EBITDA	$3,312	$3,764	$4,170	$3,409	$3,493

ARCHEO	Q114	Q214	Q314	Q414	Q115
GAAP Revenue	$5,004	$3,819	$2,802	$2,968	$7,546
Adjusted OIBA	$2,311	$1,894	$970	$957	$5,001
Adjusted EBITDA	$2,363	$1,928	$985	$971	$5,015

ARCHEO excluding Divested Assets[1]	Q114	Q214	Q314	Q414	Q115
Revenue excluding Divested Assets[1]	$2,602	$1,185	$859	$903	$887
Adjusted OIBA excluding Divested Assets[1]	$847	$239	$(49)	$(154)	$(170)
Adjusted EBITDA excluding Divested Assets[1]	$847	$239	$(49)	$(154)	$(169)

[1]	In April 2015, Marchex divested certain Archeo domain name and related assets (“Divested Assets”). The financial results for the Divested Assets are preliminary, subject to updates, and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (Loss) from Operations to Operating Income before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	Three Months Ended
	3/31/2014	6/30/2014	9/30/2014	12/31/2014	3/31/2015
Income from operations	$1,436	$1,711	$1,225	$590	$4,613
Stock-based compensation	2,883	3,117	3,024	2,879	2,794
Amortization of intangible assets from acquisitions	403	31	—	—	—

Operating income before amortization (OIBA)	4,722	4,859	4,249	3,469	7,407
Acquisition and disposition related costs	—	(68)	—	—	225

Adjusted OIBA—Consolidated	$4,722	$4,791	$4,249	$3,469	$7,632
Less: Archeo Adjusted OIBA [1]	2,311	1,894	970	957	5,001

Call-Driven and related Adjusted OIBA[1]	$2,411	$2,897	$3,279	$2,512	$2,631

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

	Three Months Ended
	3/31/2014	6/30/2014	9/30/2014	12/31/2014	3/31/2015
Net cash provided by operating activities	$8,078	$3,289	$6,750	$4,302	$6,200
Changes in assets and liabilities	(2,984)	1,672	(24,736)	58	2,054
Income tax expense	588	709	22,980	—	5
Disposition related costs	—	—	—	—	225
Discontinued operations, net of tax	(9)	—	—	—	—
Tax effect of gain on sale of discontinued operations	—	—	143	—	—
Interest expense and other, net	2	22	18	20	24

Adjusted EBITDA—Consolidated	$5,675	$5,692	$5,155	$4,380	$8,508
Less: Archeo Adjusted EBITDA[1]	2,363	1,928	985	971	5,015

Call-Driven and related Adjusted EBITDA[1]	$3,312	$3,764	$4,170	$3,409	$3,493

Summary of Revenue by Segment

	Three Months Ended
	3/31/2014	6/30/2014	9/30/2014	12/31/2014	3/31/2015
Call-Driven and related Revenue[1]	$45,492	$45,857	$46,379	$30,323	$35,029
Archeo Revenue[1]	5,004	3,819	2,802	2,968	7,546

Revenue—Consolidated	$50,496	$49,676	$49,181	$33,291	$42,575

1	The financial results for Call-Driven and Archeo have been derived from the unaudited condensed consolidated financial statements.

MARCHEX, INC. AND SUBSIDIARIES

Archeo Financial Summary

(in thousands)

(Unaudited)

NON-GAAP MEASURES

ARCHEO	Q114	Q214	Q314	Q414	Q115
Archeo GAAP Revenue	$5,004	$3,819	$2,802	$2,968	$7,546
Less: Revenue from Divested Assets	$2,402	$2,634	$1,943	$2,065	$6,659

Archeo Revenue excluding Divested Assets[1]	$2,602	$1,185	$859	$903	$887

Archeo Adjusted OIBA	$2,311	$1,894	$970	$957	$5,001
Less: Adjusted OIBA from Divested Assets	$1,464	$1,655	$1,019	$1,111	$5,171

Archeo Adjusted OIBA excluding Divested Assets[1]	$847	$239	$(49)	$(154)	$(170)

Archeo Adjusted EBITDA	$2,363	$1,928	$985	$971	$5,015
Less Adjusted EBITDA from Divested Assets	$1,516	$1,689	$1,034	$1,125	$5,184

Archeo Adjusted EBITDA excluding Divested Assets[1]	$847	$239	$(49)	$(154)	$(169)

[1]	In April 2015, Marchex divested certain Archeo domain name and related assets (“Divested Assets”). The financial results for the Divested Assets are preliminary, subject to updates, and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.